EXHIBIT 99.2

Q1 2020 EARNINGS CONFERENCE CALL May 18, 2020 Harold Bevis President & CEO Tim Trenary CFO & Treasurer Kirk Feiler VP Finance & Investor Relations

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, including the short-term and potential longer- term impact of the COVID-19 pandemic on Class 8 and Class 5-7 North America truck build rates and performance of the global construction equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (ii) future financial restatements affecting the company; (iii) general economic or business conditions affecting the markets in which the Company serves; (iv) the Company's ability to develop or successfully introduce new products; (v) risks associated with conducting business in foreign countries and currencies; (vi) increased competition in the medium- and heavy-duty truck markets, construction, agriculture, aftermarket, military, bus and other markets; (vii) the Company’s failure to complete or successfully integrate strategic acquisitions and the impact of such acquisitions on business relationships; (viii) the Company’s ability to recognize synergies from the reorganization of the segments; (ix) the Company’s failure to successfully manage any divestitures; (x) the impact of changes in governmental regulations on the Company's customers or on its business; (xi) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (xii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (xiii) the Company’s ability to comply with the financial covenants in its debt facilities; (xiv) fluctuation in interest rates or change in the reference interest rate relating to the Company’s debt facilities; (xv) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives and address rising labor and material costs; (xvi) volatility and cyclicality in the commercial vehicle market adversely affecting us, including the impact of the current COVID-19 pandemic; (xvii) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xviii) changes to domestic manufacturing initiatives; (xix) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where the Company does business (xx) security breaches and other disruptions that could compromise our information systems; (xxi) the impact of disruptions in our supply chain or delivery chains; (xxii) litigation against us; (xxiii) the impact of health epidemics or widespread outbreak of contagious disease; and (xxiv) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2019. There can be no assurance that statements made in this press release relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements. COMMERCIAL VEHICLE GROUP, INC. 3

Q1 2020 SNAPSHOT AND BUSINESS UPDATE ► Business performed as expected prior to onset of pandemic ► Revenue of $187.1 million, compared to $243.2 million in 1Q 2019 • Cyclical decline in North American medium- and heavy-duty truck and global construction • FSE contributed $13 million in Q1 2020, strength in material handling and military ► Adjusted operating income performance in line with expectations vs 1Q prior year and sequential improvements vs 4Q 2019 ► $33.7 million pre tax special charges • $28.9 million non-cash impairment, primarily goodwill • $2.4 million investigation • $2.3 million CEO transition • $0.1 million restructuring ► At March 31, 2020, total liquidity was $114 million; $58 million of cash and $56 million of availability on the revolving line of credit ► Q2 Outlook • Second quarter 2020 North American heavy-duty and medium-duty truck build expected to decline 65% to 75% as compared to the first quarter of 2020 • Although the Company's other end markets are not expected to decline as dramatically, we expect revenues for the three months ending June 30, 2020 to be significantly lower than the three months ending March 31, 2020 COMMERCIAL VEHICLE GROUP, INC. 4

COVID-19 RESPONSE Working Towards Health & Safety Cost Reductions Recovery ► Remote working ► Compensation reductions ► Working closely with customers to restart ► Facility closures ► Furloughs/ reductions in force ► Preserving our capabilities ► Social distancing to grow the business requirements including ► Elimination of travel and group meeting discretionary expenses ► Capitalizing on growth restrictions opportunities in material ► Aggressively managing handling and military ► Heightened cleaning and working capital applications sanitizing processes ► Evaluating further cost ► Amended lender ► Provided personal reduction measures as agreements for added protective equipment necessary flexibility ► Utilized idle facility to produce masks for employees and their families Positioned to emerge from the crisis in a stronger position COMMERCIAL VEHICLE GROUP, INC. 5

FSE IS GROWING ► Quarterly revenue grew 30% sequentially ► Surge in demand from industrial customers driven by increasing importance of e-commerce, and military ► Expanding production from one plant to three, using CVG facilities ► Healthy order book in FSE’s core business ► FSE enhancing CVG sales diversification as expected Q1 2019 CVG Sales Q1 2020 CVG Sales 7% FSE / Electro Mechanical Assemblies 16% 20% 19% Global Construction 18% 14% North American Truck 16% 50% Aftermarket 40% All Other FSE acquisition improves diversification and growth opportunities COMMERCIAL VEHICLE GROUP, INC. 6

REMAIN COMMITTED TO STRATEGY ► Optimize performance of core business ► Capitalize on growth opportunities for parts of the business not as severely impacted by COVID-19 ► Organic growth initiatives targeted at electric vehicles, last mile delivery, non-commercial vehicles ► Grow and expand material handling, military and other non-cyclical end markets Focused on navigating near-term challenges, while positioning the business for long- term opportunities COMMERCIAL VEHICLE GROUP, INC. 7

FINANCE UPDATE COMMERCIAL VEHICLE GROUP, INC. 8

CONSOLIDATED FINANCIAL UPDATE $ in millions except per share data Q1 2020 Q1 2019 $ Change Q1 2020 Notes Revenue 187.1 243.2 (56.1) • Q1 results in line with Gross Profit 20.3 33.1 (12.8) expectations Gross Margin 10.9% 13.6% • Sharp declines in end markets compared to high SGA 17.1 15.2 1.9 production in prior year Amortization 0.9 0.3 0.6 • Special Charges $33.7 Impairment 28.9 - 28.9 million Operating (Loss)/Income (26.5) 17.6 (44.1) • Non-cash impairment charges $28.9 million Operating Margin NM 7.2% Diluted Earnings Per Share ($0.80) $0.33 (1.13) • Other special charges $4.8 million Adjusted Operating Income* 7.1 17.6 (10.5) Adjusted Operating Margin* 3.8% 7.2% *See reconciliation to non-GAAP financial measures in the appendix COMMERCIAL VEHICLE GROUP, INC. 9

ELECTRICAL SYSTEMS SEGMENT RESULTS $ in millions Q1 2020 Q1 2019 $ Change Revenue 112.1 143.6 (31.5) Q1 2020 Notes Gross Profit 10.9 19.3 (8.4) • Revenue down 22% compared to prior year high Gross Margin 9.7% 13.5% production SGA 4.0 4.1 (0.1) • FSE contributed $13 million Amortization 0.7 0.2 0.5 of revenue in Q1; growth in Impairment 23.4 - 23.4 e-commerce material handling Operating (Loss)/Income (17.1) 15.0 (32.1) • Non-cash impairment charge Operating Margin NM 10.4% $23.4 million Adjusted Operating Income* 6.3 15.0 (8.7) Adjusted Operating Margin* 5.6% 10.4% *See reconciliation to non-GAAP financial measures in the appendix COMMERCIAL VEHICLE GROUP, INC. 10

GLOBAL SEATING SEGMENT RESULTS $ in millions Q1 2020 Q1 2019 $ Change Revenue 76.0 104.1 (28.1) Q1 2020 Notes Gross Profit 9.4 13.8 (4.4) • Revenue down 27% compared to high production Gross Margin 12.3% 13.2% in prior year SGA 4.8 5.3 0.5 • Significant operational Amortization 0.1 0.1 - improvements protected gross margin despite market Impairment 4.8 - 4.8 headwinds Operating (Loss)/Income (0.4) 8.3 (8.7) • Non-cash impairment charge Operating Margin NM 8.0% $4.8 million Adjusted Operating Income* 4.6 8.3 (3.7) Adjusted Operating Margin* 6.0% 8.0% *See reconciliation to non-GAAP financial measures in the appendix COMMERCIAL VEHICLE GROUP, INC. 11

BALANCE SHEET $ in millions Q1 2020 Q1 2019 $ Change Cash 58.1 39.5 18.6 Accounts Receivable 123.3 115.1 8.2 Q1 2020 Notes Inventories 84.5 82.9 1.6 • Liquidity at March 31, 2020 Other Assets 165.3 198.3 (33.0) was $114 million; $58 million of cash and $56 million of Total Assets 431.2 435.8 (4.6) availability on revolver • $15 million drawn on Accounts Payable 73.6 63.1 10.5 revolver at March 31, 2020 Debt (Current + Long Term) 170.6 156.4 14.2 • Goodwill and asset write- Other Liabilities 90.1 87.6 2.5 down of $28.9 million Total Liabilities 334.3 307.1 27.2 Total Equity 96.9 128.7 (31.8) Total Liabilities + Equity 431.2 435.8 (4.6) COMMERCIAL VEHICLE GROUP, INC. 12

APPENDIX COMMERCIAL VEHICLE GROUP, INC. 13

USE OF NON-GAAP FINANCIAL MEASURES This earnings presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). In general, the non-GAAP measures exclude items that (i) management believes reflect the Company’s multi-year corporate activities; or (ii) relate to activities or actions that may have occurred over multiple or in prior periods without predictable trends. Management uses these non-GAAP financial measures internally to evaluate the Company’s performance, engage in financial and operational planning and to determine incentive compensation. Management provides these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on the Company’s financial and operating results and in comparing the Company’s performance to that of its competitors and to comparable reporting periods. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. The financial results calculated in accordance with GAAP and reconciliations to those financial statements set forth above should be carefully evaluated. COMMERCIAL VEHICLE GROUP, INC. 14

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – ADJUSTED OPERATING INCOME For the Three Months Ended March 31, 2020 Electrical Global $ Millions Systems Seating Corporate Total Operating Loss $ (17.1) $ (0.4) $ (9.0) $ (26.5) CEO Transition 2.3 2.3 Restructuring 0.1 0.0 0.2 Investigation 2.4 2.4 Impairment 23.4 4.8 0.6 28.9 Adjusted Operating Income $ 6.3 $ 4.6 $ (3.7) $ 7.1 % Sales 5.6% 6.0% 3.8% COMMERCIAL VEHICLE GROUP, INC. 15

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – ADJUSTED EBITDA $ Millions For the three months ended Trailing twelve months ended March 31, June 30, September December March 31, March 31, March 31, 2019 2019 30, 2019 31, 2019 2020 2020 2019 Net Income 10.0 6.1 7.2 (7.5) (24.6) (18.8) 42.0 Interest 4.6 4.8 3.9 3.6 4.6 16.9 16.7 Provision for Income Taxes 3.2 2.2 0.5 (0.1) (7.3) (4.7) 7.7 Depreciation 3.4 3.0 3.4 3.8 3.8 14.0 13.9 Amortization 0.3 0.3 0.4 0.9 0.9 2.5 1.3 Impairment - - - - 28.9 28.9 - EBITDA 21.4 16.5 15.4 0.6 6.2 38.8 81.6 Adjustments CEO Transition 2.3 2.3 Restructuring 3.0 0.2 3.1 Investigation 2.4 2.4 FSE Acquisition Costs 0.9 0.9 Non Cash Pension Charge 2.5 2.5 Adjusted EBITDA 21.4 19.0 16.3 3.5 11.0 49.9 81.6 COMMERCIAL VEHICLE GROUP, INC. 16